Exhibit 10.3

EIGHTH SUPPLEMENTAL INDENTURE (this “Eighth Supplemental Indenture”), dated as of December 29, 2011, among Navios Maritime Holdings Inc., a Marshall Islands corporation, (the “Company”), Navios Maritime Finance (US) Inc., a Delaware corporation (together with the Company, the “Co-Issuers”), and Mandora Shipping Ltd, a Marshall Islands corporation and an indirect subsidiary of the Company (the Guaranteeing Subsidiary”), the other Guarantors (as defined in the Indenture referred to herein) and Wells Fargo Bank, National Association, as trustee (or its permitted successor) under the Indenture referred to below (the “Trustee”) and as collateral trustee (or its permitted successor) under the Indenture referred to below (the “Collateral Trustee”).

WITNESSETH

WHEREAS, the Co-Issuers and the Guarantors have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of November 2, 2009 providing for the issuance of 8 7/8% First Priority Ship Mortgage Notes due 2017 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Co-Issuers’ obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Eighth Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Notation of Guarantee and in the Indenture, including, but not limited, to Article Ten thereof.

4. NEW YORK LAW TO GOVERN. THIS EIGHTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5. COUNTERPARTS. The parties may sign any number of copies of this Eighth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Eighth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Co-Issuers.

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

MANDORA SHIPPING LTD

By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director/Secretary

NAVIOS MARITIME HOLDINGS INC.

By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Executive Vice President, Legal

NAVIOS MARITIME FINANCE (US) INC.

By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: President

SOLANGE SHIPPING LTD.
TULSI SHIPMANAGEMENT CO.
CINTHARA SHIPPING LTD.
RAWLIN SERVICES COMPANY

MAUVE INTERNATIONAL S.A.

NAVIOS MARITIME FINANCE II (US) INC.

AQUIS MARINE CORP.

FAITH MARINE LTD.

VECTOR SHIPPING CORPORATION

ARAMIS NAVIGATION INC.

DUCALE MARINE INC.

HIGHBIRD MANAGEMENT INC.

FLORAL MARINE LTD.

RED ROSE SHIPPING CORP.

GINGER SERVICES CO.

QUENA SHIPMANAGEMENT INC.

ASTRA MARITIME CORPORATION

PRIMAVERA SHIPPING CORPORATION

PUEBLO HOLDINGS LTD.

BEAUFIKS SHIPPING CORPORATION

ROWBOAT MARINE INC.

CORSAIR SHIPPING LTD.

PHAROS NAVIGATION S.A.

SIZZLING VENTURES INC.

SHIKHAR VENTURES S.A.

TAHARQA SPIRIT CORP.

RHEIA ASSOCIATES CO.

RUMER HOLDING LTD.

KLEIMAR N.V.

NAV HOLDINGS LIMITED

NAVIOS CORPORATION

ANEMOS MARITIME HOLDINGS INC.

NAVIOS SHIPMANAGEMENT INC.

AEGEAN SHIPPING CORPORATION

ARC SHIPPING CORPORATION

MAGELLAN SHIPPING CORPORATION

IONIAN SHIPPING CORPORATION

APOLLON SHIPPING CORPORATION

HERAKLES SHIPPING CORPORATION

ACHILLES SHIPPING CORPORATION

KYPROS SHIPPING CORPORATION

HIOS SHIPPING CORPORATION

MERIDIAN SHIPPING ENTERPRISES INC.

MERCATOR SHIPPING CORPORATION

HORIZON SHIPPING ENTERPRISES         CORPORATION

STAR MARITIME ENTERPRISES         CORPORATION

NAVIOS HANDYBULK INC.

NAVIOS INTERNATIONAL INC.

NOSTOS SHIPMANAGEMENT CORP. PORTOROSA MARINE CORP.

WHITE NARCISSUS MARINE S.A.

HESTIA SHIPPING LTD. as Guarantors

By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

KLEIMAR LTD., as a Guarantor

By:	/s/ George Achniotis
Name: George Akhniotis
Title: Secretary and Director

NAVIMAX CORPORATION, as a Guarantor

By:	/s/ Shunji Sasada
Name: Shunji Sasada
Title: President

NAVIOS TANKERS MANAGEMENT INC.

By:	/s/ Alexandros Laios
Name: Alexandros Laios
Title: Secretary/Director

WELLS FARGO BANK, N.A., as Trustee

By:	/s/ Martin Reed
Name: Martin Reed
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee

By:	/s/ Martin Reed
Name: Martin Reed
Title: Vice President